UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Investcorp India Acquisition Corp.

(Name of Registrant as Specified in its Articles)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Investcorp India Acquisition Corp.

Century Yard, Cricket Square

Elgin Avenue

PO Box 1111

George Town

Grand Cayman, Cayman Islands KY1-1102

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

OF

INVESTCORP INDIA ACQUISITION CORP.

Dear Shareholders of Investcorp India Acquisition Corporation:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of Investcorp India Acquisition Corp., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), to be held on October [10], 2024 at 11:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002 (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be adjourned, and the Extraordinary General Meeting will be available to attend via the Internet. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas 77002. You will also be able to attend the Extraordinary General Meeting via the Internet, vote, and submit your questions during the Extraordinary General Meeting by visiting: https://www.cstproxy.com/investcorpindiaspac/egm2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing 1 800-450-7155 (toll-free) within the U.S. or Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5146431#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting. The accompanying proxy statement is dated September [30], 2024, and is first being mailed to shareholders of the company on or about September [30], 2024.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy. It is strongly recommended that you complete and return your proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

•

Proposal No. 1 — The Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Investment India Acquisition Corp. to Investcorp AI Acquisition Corporation (the “Name Change”) and, immediately following the approval of the Name Change, the amendment of the company’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

•

Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Name Change Proposal is to enable the Company to change its name from Investcorp India Acquisition Corp. to “Investcorp AI Acquisition Corporation.” The purpose of the Adjournment Proposal is to allow the chairperson of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the Name Change Proposal.

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Class A ordinary shares and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

The board has fixed the close of business on September [20], 2024, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on September [20], 2024 are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Name Change Proposal is implemented, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by May 12, 2025 (the “Outside Date”). If an initial business combination is not consummated by the Outside Date, the Company will redeem its public shares.

All of our shareholders are cordially invited to attend, vote, and submit your questions during the Extraordinary General Meeting at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002 or via the Internet by visiting: https://www.cstproxy.com/investcorpindiaspac/egm2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing 1 800-450-7155 (toll-free) within the U.S. or Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5146431#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible and not less than 48 hours before the time for holding the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ordinary shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible and not less than 48 hours before the time for holding the Extraordinary General Meeting. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Sodali & Co. (“Sodali”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing IVCA.info@invesetor.sodali.com.

On behalf of the Board of Directors (the “Board”), we would like to thank you for your support of Investcorp India Acquisition Corp.

September [30], 2024

By Order of the Board,

Principal Executive Officer & Director (Principal Executive Officer)

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

This proxy statement is dated September [30], 2024 and is first being mailed to our shareholders with the form of proxy on or about September [30], 2024.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Investcorp India Acquisition Corp.

Century Yard, Cricket Square

Elgin Avenue

PO Box 1111

George Town

Grand Cayman, Cayman Islands KY1-1102

NOTICE OF THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON OCTOBER [10], 2024

Dear Shareholders of Investcorp India Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the Extraordinary General Meeting of Investcorp India Acquisition Corporation, a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), will be held on October [10], 2024, at 11:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002 (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be adjourned and the Extraordinary General Meeting will be available to attend via the Internet. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas 77002. You will also be able to attend the Extraordinary General Meeting, vote, and submit your questions during the Extraordinary General Meeting via the Internet by visiting: https://www.cstproxy.com/investcorpindiaspac/egm2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing 1 800-450-7155 (toll-free) within the U.S. or Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5146431#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting.

The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

•

Proposal No. 1 — The Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Investcorp India Acquisition Corp. to Investcorp India AI Corp. (the “Name Change”) and, immediately following the approval of the Name Change, the amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

•

Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the Class A ordinary shares and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Only shareholders of record of the company as of the close of business on September [20], 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment thereof. Each ordinary share entitles the holder thereof to one vote. On the Record Date, there were [●] ordinary shares issued and outstanding, including (i) [●] Class A ordinary shares and (ii) 1 Class B ordinary share. The company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Sodali & Co. (“Sodali”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing IVCA.info@investor.sodali.com.

September [30], 2024

By Order of the Board,

Principal Executive Officer & Director (Principal Executive Officer)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON OCTOBER [10], 2024

This Notice of Extraordinary General Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2022 (our “Annual Report”), and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, as filed with the SEC on April 17, 2024, May 17, 2024 and August 20, 2024, respectively, are available at www.sec.gov.

INVESTCORP INDIA ACQUISITION CORP.

PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING

To Be Held at 11:00 a.m., Eastern time, on October [10], 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Extraordinary General Meeting of Investcorp India Acquisition Corp., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), and any adjournments thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on October [10], 2024 at 11:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002, or at such other time, on such other date and at such other place to which the meeting may be adjourned and the Extraordinary General Meeting will be available to attend via the Internet. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas 77002. You will also be able to attend the Extraordinary General Meeting, vote, and submit your questions during the Extraordinary General Meeting via the Internet by visiting: https://www.cstproxy.com/investcorpindiaspac/egm2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing 1 800-450-7155 (toll-free) within the U.S. or Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5146431#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 17, 2024 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company.

On March 30, 2022, the SEC issued the proposed rules (the “SPAC Rule Proposals”), relating, among other things, to circumstances in SPACs such as us that could potentially cause us to be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

We have not entered into a definitive business combination agreement within 24 months after the effective date of the registration statement relating to our initial public offering (the “IPO”). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we have determined to liquidate the securities held in the Trust Account, and instead hold all funds in the Trust Account in cash in an interest bearing account, which further reduces the dollar amount our public shareholders would receive upon any redemption of our public shares or liquidation of the Company.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of our initial business combination. Such conditions or limitations could also potentially make our public shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

Our sponsor, ICE I Holdings Pte. Ltd. (the “Sponsor”) is “controlled” (as defined in 31 C.F.R. 800.208) by one or more foreign persons, such that our Sponsor’s involvement in any business combination may be a “covered transaction” (as defined in 31 C.F.R. 800.213). However, it is possible that non-U.S. persons could be involved in our business combination, or that a non-controlling member of our Sponsor may be considered to have “substantial ties” to a foreign person under CFIUS, which may increase the risk that our business combination becomes subject to regulatory review, including a potential mandatory or voluntary review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. Therefore, we risk CFIUS intervention in connection with a business combination. Further, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any PIPE investors in connection with a business combination, a business combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a business combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a business combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a business combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing a business combination prior to May 12, 2025.

If we are not able to consummate a business combination by May 12, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Finally, the Company’s public shareholders will not receive the benefit of any price appreciation of our public shares that might result from a business combination with a target company.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the Extraordinary General Meeting to be held in person and via the Internet on October [10], 2024 or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On May, 2022, we consummated our IPO of 25,875,000 units for which we derived gross proceeds of $258.7 million. Simultaneously with the closing of our IPO, we completed the private placement of 14,400,000 warrants (the “private placement warrants”) to our Sponsor and in connection with the underwriter’s exercise of their overallotment option, we consummated the sale of an additional 1,687,500 private placement warrants, generating gross proceeds to us of $16.1 million. Of the gross proceeds received from our IPO and the sale of the private placement warrants, we deposited $266,512,500 in the Trust Account.

What is being voted on?

You are being asked to vote on the following proposals:

•

Proposal No. 1 — The Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Investcorp India Acquisition Corp. to Investcorp AI Acquisition Corp. (the “Name Change”) and, immediately following the approval of the name change, the amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

•

Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

You are not being asked to vote on an initial business combination at this time. If the Name Change Proposal is implemented, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by May 12, 2025, the company will redeem its public shares.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held on October [10], 2024 at 11:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002 (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place that the meeting may be adjourned and the Extraordinary General Meeting will be available to attend via the Internet. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas 77002. You will also be able to attend the Extraordinary General Meeting, vote, and submit your questions during the Extraordinary General Meeting via the Internet by visiting: https://www.cstproxy.com/investcorpindiaspac/egm2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing 1 800-450-7155 (toll-free) within the U.S. or Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5146431#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

The Extraordinary General Meeting will comply with the meeting rules of conduct which will be available at the meeting. We encourage you to access the Extraordinary General Meeting prior to the start time. Check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

When would the Board abandon the Name Change Proposal?

Our Board will abandon the Name Change Proposal if our shareholders do not approve the proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “initial shareholders”) collectively have the right to vote [●]% of the Company’s issued and outstanding ordinary shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the Extraordinary General Meeting.

The Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any Class A ordinary shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Extraordinary General Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the proposal. The Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Any such transactions will be disclosed by the filing of a Current Report on Form 8-K prior to the date of the meeting.

What vote is required to approve the Name Change Proposal?

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the meeting to give the Company more time to seek approval of the Name Change Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the meeting to a later date for the purpose of soliciting additional proxies.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

What if I want to vote against or do not want to vote for the proposal?

If you do not want a proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination. If you disagree with an initial business combination, you will retain your right to redeem your Class A ordinary shares upon consummation of such initial business combination, subject to any limitations set forth in our Articles.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s secretary at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111,

George Town, Grand Cayman KY1-1102, Cayman Islands, so that it is received by the Company’s secretary prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on October [10], 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person or via the Internet. Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposal. A shareholder’s failure to vote by proxy or to vote in person or via the Internet at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that the Name Change Proposal is a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Who can vote at the Extraordinary General Meeting?

Holders of ordinary shares as of the close of business on September [20], 2024 (the “Record Date”) are entitled to vote at the Extraordinary General Meeting. On the record date, there were [●] ordinary shares issued and outstanding, including (i) [●] Class A ordinary shares and (ii) [●] Class B ordinary shares. The company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The initial shareholders collectively own all of our issued and outstanding Class B ordinary shares, constituting [●]% of our issued and outstanding ordinary shares.

Registered Shareholders.

If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

“Street Name” Shareholders.

If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the board has determined that the Name Change Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that the company’s shareholders vote “FOR” the proposals.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor our Articles provides for dissenters’ rights for dissenting shareholders in connection with the Name Change Proposal to be voted upon at the Extraordinary General Meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the Extraordinary General Meeting.

How are the funds in the Trust Account being held?

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on 24-month anniversary of the effective date of the registration statement relating to our IPO, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemptions of public shares or liquidation of the Company.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the initial business combination?

You will be able to vote on the initial business combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of the initial business combination. If you disagree with the initial business combination, you will retain your right to redeem your public shares upon consummation of the initial business combination in connection with the shareholder vote to approve the initial business combination, subject to any limitations set forth in our Articles.

How do I vote?

If you are a holder of record of ordinary shares on the record date for the Extraordinary General Meeting, you may vote in person or by Internet attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope not less than 48 hours before the time for holding the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person or via the Internet, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the Extraordinary General Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you wish to attend the Extraordinary General Meeting via the Internet or in person you should contact Continental to obtain this information. You should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares not less than 48 hours before the time for holding the Extraordinary General Meeting.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $10,000, plus disbursements, and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our annual report, and our subsequent Quarterly Reports on Form 10-Q, you should contact Sodali at:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholder may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCA.info@investor.sodali.com

You may obtain additional information about the company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held on October [10], 2024 at 11:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002 (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place that the meeting may be adjourned and the Extraordinary General Meeting will be available to attend via the Internet. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas 77002. You will also be able to attend the Extraordinary General Meeting, vote, and submit your questions during the Extraordinary General Meeting via the Internet by visiting: https://www.cstproxy.com/investcorpindiaspac/egm2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing 1 800-450-7155 (toll-free) within the U.S. or Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5146431#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting.

At the Extraordinary General Meeting, you will be asked to consider and vote upon a proposal to:

•

Proposal No. 1 — The Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Investcorp India Acquisition Corp. to Investcorp AI Acquisition Corp. (the “Name Change”) and, immediately following the approval of the Name Change, the amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

•

Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on September [20], 2024 are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment thereof. Each of the ordinary shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [●] ordinary shares issued and outstanding, including (i) [●] Class A ordinary shares and (ii) 1 Class B ordinary share. The company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non- routine” matters. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Vote Required

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the ordinary shares, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

If you do not want the proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the proposal. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Voting

You can vote your shares at the Extraordinary General Meeting by proxy or by attending the Extraordinary General Meeting via the Internet. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Extraordinary General Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate Nikhil Kalghatgi to act as your proxy at the Extraordinary General Meeting. One of the aforementioned individuals will then vote your shares at the Extraordinary General Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments of the Extraordinary General Meeting.

Alternatively, you can vote your shares by attending the Extraordinary General Meeting via the Internet.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Extraordinary General Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Extraordinary General Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or against the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on the proposal described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Sodali at (800) 662-5200, or banks and brokers can call collect at (203) 658-9400 or by sending a letter to Sodali, 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902 or by emailing IVCA.info@investors.sodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s secretary at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111 George Town, Grand Cayman KY1-1102, Cayman Islands, so that it is received by the Company’s secretary prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on October [10], 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the Extraordinary General Meeting or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 11:00 a.m., Eastern time, on October [10], 2024 at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston,

Texas 77002, or via by Internet by visiting: https://www.cstproxy.com/investcorpindiaspac/egm2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing 1 800-450-7155 (toll-free) within the U.S. or Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5146431#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

While shareholders are encouraged to attend the meeting via the Internet, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002 only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope not less than 48 hours before the time for holding the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $10,000, plus disbursements, and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Sodali at:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCA.info@investor.sodali.com

If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the Name Change Proposal. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the Name Change Proposal.

Shareholder Proposals

No business may be transacted at a general meeting, including an Extraordinary General Meeting, other than business that is either (i) specified in the Notice of Extraordinary General Meeting (or any supplement thereto)

given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the Extraordinary General Meeting in accordance with the requirements set forth in the Articles.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters that may properly come before the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, or at any adjournments of the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands. Our telephone number is (345) 949-5122.

PROPOSAL NO. 1 — THE NAME CHANGE PROPOSAL

Background

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On May 12, 2022, we consummated our IPO of 25,875,000 units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant, generating gross proceeds of $258.7 million.

Simultaneously with the closing of our IPO, we completed the private placement of 14,400,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor, and in connection with the underwriter’s exercise of their overallotment option, we consummated the sale of an additional 1,687,500 private placement warrants, generating gross proceeds to us of $16.1 million. The private placement warrants are identical to the warrants sold as part of the units in our IPO except that, so long as they are held by our Sponsor or its permitted transferees, they (1) may be exercised for cash or on a cashless basis, (2) are not subject to being called for redemption (except in certain circumstances when the public warrants are called for redemption and a certain price per public share threshold is met), (3) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the our initial business combination and (4) they (including the ordinary shares issuable upon exercise thereof) are entitled to registration rights.

Of the gross proceeds received from our IPO and the sale of the private placement warrants, $266,512,500 was deposited in the Trust Account.

On August 11, 2023, the Company held an extraordinary general meeting of shareholders (the “2023 Meeting”), at which the Company’s shareholders approved proposals to extend the date by which the Company must complete its business combination from August 12, 2023 to August 12, 2024, and to remove a redemption limitation that would prevent the Company from redeeming public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than US$5,000,001 In connection with the extension approved at the 2023 Meeting, the Sponsor contributed (each such contribution, a “Contribution”) into the Company’s Trust Account the lessor or (x) an aggregate of $100,000 or (y) $0.025 per share for each Class A ordinary share included as a part of the units sold in the Company’s initial public offering (including any shares issued in exchange thereof) that were not redeemed at the Extraordinary General Meeting for each monthly period (commencing on August 12, 2023 and ending on the 12th day of each subsequent month, each, an extension period), or portion thereof, until August 12, 2024. In connection with the 2023 Meeting, the holders of 16,085,554 Class A ordinary shares properly exercised their rights to redeem their shares for cash at a redemption price of approximately $10.74 per share, for an aggregate redemption amount of approximately $172,774,717. Following the redemption, the Company had a total of 9,789,446 shares of Class A ordinary shares outstanding. Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates.

The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of July 26, 2024, funds held in the Trust Account totaled approximately $111.5 million, and were held in U.S. Treasury Bills with a maturity of 185 days or less and in money market funds which invest in U.S. Treasury securities. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of

Section 3(a)(1)(A) of the Investment Company Act), prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption of public shares or liquidation of the Company.

On August 12, 2024, the Company held an extraordinary general meeting of shareholders (the “2024 Meeting”) at which the Company’s shareholders approved a proposal to extend the date by which the Company must complete its business combination from August 12, 2024 to May 12, 2025. In connection with the 2024 Meeting, the holders of 8,314,006 Class A ordinary shares properly exercised their rights to redeem their shares for cash at a redemption price of approximately $11.40 per share, for an aggregate redemption amount of approximately $94,780,352.

On August 12, 2024, the Sponsor elected to convert 6,468,749 Class B ordinary shares into Class A ordinary shares, on a one-to-one basis, pursuant to the terms of the Articles.

Reason for the Name Change Proposal

The purpose of the name change proposal is to amend the name of the Company.

Shareholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Proposal is adopted.

If the Name Change Proposal is approved, the name change will be reflected in the Amended and Restated Memorandum of Association and Articles of Association, which form is attached to the proxy statement as Annex A.

Vote Required for Approval

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

The Sponsor and all of the Company’s directors and officers are expected to vote all ordinary shares owned by them in favor of the name change. On the record date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of [●] Class A ordinary shares and [●] Class B ordinary shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Class A and Class B ordinary shares and their respective ownership thereof.

Full Text of Resolution

IT IS RESOLVED, as a special resolution, that subject to the proposed new name conforming with section 30 of the Companies Act (Revised) of the Cayman Islands, the Company change its name from Investcorp India Acquisition Corp. to Investcorp AI Acquisition Corp. with immediate effect (the “Name Change”) and immediately following the Name Change being effected, the amendment to the Articles in the form set forth in Annex A hereto to reflect the Name Change Company be and is hereby approved and confirmed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Name Change Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the name change proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NAME CHANGE PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposal. We believe the Name Change Proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Full Text of Resolution

RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the adjournment proposal is in the best interests of the company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Name Change, our board will approve and declare advisable adoption of the adjournment proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of September [29], 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of the shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding Class A ordinary shares or Class B ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of September [29], 2024.

The percentages in the following table assume that there are [●] ordinary shares issued and outstanding, of which [●] are Class A ordinary shares and 1 is Class B ordinary share.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Shares
ICE I Holdings Pte. Ltd.(3)
Nikhil Kalghatgi
Dean Clinton
Rishi Kapoor
Girish Vanvari
Ashwini Asokan
Manpreet Singh
All directors and officers as a group (seven individuals)
5% Holders
Millenium Management LLC(4)

(1)

Unless otherwise noted, the business address of each of the beneficial owners named in the table above is Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102. Cayman Islands.

(2)

Interests shown consistent of founder shares, classified as Class B ordinary shares, and Class A ordinary shares which resulted from the conversion of 6,468,749 Class B ordinary shares into Class A ordinary shares on a one-to-one basis which was consummated on August 12, 2024.

(3)

ICE I Holdings Pte. Ltd. is the record holder of the shares reported herein. Our Sponsor is governed by a board of directors consisting of Ayman Al Arrayad and Yongky Oktavianto. Yongky Oktavianto is responsible for day-to-day management of ICE I Holdings Pte. Ltd. Yongky Oktavianto has voting and investment discretion for and on behalf of ICE I Holdings Pte. Ltd. with respect to the ordinary shares held of record by ICE I Holdings Pte. Ltd.

(4)

According to a Schedule 13G filed on May 17, 2022, Millennium Management LLC, Millennium Group Management LLC, and Israel A. Englander acquired 1,112,500 Class A ordinary shares. The business address for the reporting persons is 399 Park Avenue New York, New York 10022.

OTHER MATTERS

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Future Shareholder Proposals

We anticipate that we will hold another extraordinary general meeting before May 12, 2025 to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate a business combination within the required timeframe, the Company’s next annual general meeting of shareholders will be held at a future date to be determined by the post-business combination company. If we do not consummate a business combination before May 12, 2025, the Company will dissolve and liquidate and there will be no annual general meeting.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCA.info@investor.sodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to us at Investcorp India Acquisition Corp., Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands.

* * *

Annex A

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION OF INVESTCORP INDIA ACQUISITION CORP.

INVESTCORP INDIA ACQUISITION CORP.

(the “Company”)

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

IT IS RESOLVED, as a special resolution, that subject to the proposed new name conforming with section 30 of the Companies Act (Revised) of the Cayman Islands, the Company change its name from Investcorp India Acquisition Corp. to Investcorp AI Acquisition Corp. with immediate effect (the “Name Change”), and immediately following the Name Change being effected, the amendment to the Articles in the form set forth in Annex A hereto to reflect the Name Change Company be and is hereby approved and confirmed.

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2024

Vote by Internet – QUICK « « « EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

INVESTCORP INDIA ACQUISITION CORP

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 9, 2024.

INTERNET –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
Vote at the Meeting –

If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:

https://www.cstproxy.com/

investcorpindiaspac/egm2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE  • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD
INVESTCORP INDIA ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this

Proposal 1: The Name Change Proposal – to approve, as a special resolution, the	FOR	AGAINST	ABSTAIN	Proposal 2: The Adjournment Proposal – to approve, as an	FOR	AGAINST	ABSTAIN
change of the Company’s name from Investcorp India Acquisition Corp. to Investcorp AI Acquisition Corp. (the “Name	☐	☐	☐	ordinary resolution, to approve the adjournment of the extraordinary general meeting to a later date or dates,	☐	☐	☐
Change”) and, immediately following the approval of the Name Change, the amendment of the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an Amendment to the Articles in the form set forth in Annex A to the accompanying proxy statement to reflect the Name Change.

if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the extraordinary general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the extraordinary general meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the extraordinary general meeting.

A vote to abstain will have no effect on proposals 1 or 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

Signature Signature, if held jointly Date , 2024
When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

2024

Important Notice Regarding the Availability of Proxy Materials

for the Extraordinary General Meeting of Shareholders

to be held on October 10, 2024

This notice of meeting and the accompanying

proxy statement are available at

https://www.cstproxy.com/investcorpindiaspac/egm2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

INVESTCORP INDIA ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nikhil Kalghatgi, the Company’s Principal Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Investcorp India Acquisition Corp (the “Company”) to be held on October 10, 2024 at 11:00 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/investcorpindiaspac/egm2024 or at any adjournments thereof and, for the purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the Extraordinary General Meeting shall be at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY AND NOT LESS THAN 48 HOURS BEFORE THE TIME FOR HOLDING THE EXTRAORDINARY GENERAL MEETING.

(Continued and to be marked, dated and signed on reverse side)